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Exhibit 10.13

[Translation of Japanese Original]

Property Rental Contract

Name of property	Residence Baine-Douche Minami Aoyama Room Number 801
Location	4-1-12 Minami Aoyama, Minato-ku, Tôkyô-to

KEN

Ken Corporation Ltd.

Lessor Unimat Fudôsan KK [Unimat Real Estate Company] and Lessee JAMDAT Mobile Japan Inc. upon mutual agreement conclude this property rental contract (hereinafter referred to as "the contract") with the following conditions.

‹Notation›

(A) Specifications of the property	Name	Residence Baine-Douche Minami Aoyama	Room Number 801
	Location (residence indication)	4-1-12 Minami Aoyama, Minato-ku, Tôkyô-to
	Construction / scale	Ferro-concrete construction with 1 floor underground 9 floors aboveground
	Rental area	125.88 m2 ( 38.07 tsubo)	Parking space No. ( )
	Facilities	Cooler / heater / hot water / elevator / gas range /
Washing machine / dryer / auto-lock / CATV / CS

(B)	Contract duration		From March 25, 2004 to March 24, 2006
(C)	Deposit		A portion equal to three months rent JPY 2,550,000
(D)	Key money		None
(E)	Renewal fee		An amount equal to one month of the new rent
(F)	Depreciation		None
Rent, etc.	(G)	Monthly rent	JPY 850,000 / consumption tax (separate) JPY 42,500
	(H)	Maintenance fee	Shall be the responsibility of the lessor
	(I)	Fee for parking space	None
	(J)	Other	None
Total monthly payment			* JPY 892,500
(K)	Method of paying the rent
The lessee will transfer the following month's rent and all other expenses directly to the account listed below by the last day of each month (or the prior business day if this should be a Saturday, Sunday, or holiday). Note that the transfer commission expense is to be born by the lessee.
‹Transfer account› Mitsui Sumitomo Bank Aoyama Branch Regular savings account
Account number 6524585 Name of account holder Unimat Fudôsan
(L)	Property delivery date	March 25, 2004	Purpose of use	Office
		Name	Relationship with head of household	Date of birth
(M)	Name of resident	IWATA, Toshirô	Head of household	April 28, 1959

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Article 2 (Duration)

  The duration of this contract will be as specified in notation (B). However, after the signing of this contract the lessee may terminate this contract by paying to the lessor an amount equivalent to one month's rent as a penalty for breach of contract by the day before the commencement of the rental period. In this event, the lessor will without delay return to the lessee any rent, key money, and deposit already received without interest.

Article 3 (Renewal)

  If there is no notification in writing from the lessee stating his intent to allow the rental contract to end with the expiration of the contract period at least two months before the expiration of the rental contract period, and if there is no notification from the lessor of a reason to refuse renewal that is recognized as justifiable at least six months before the expiration of the rental contract, then the contract will be renewed for an additional two years calculated from the day following the expiration of the contract period, and will follow its example thereafter. Note that the rent may be revised upon mutual consultation by the lessor and the lessee and established separately.

Article 4 (Purpose of Use)

  The lessee will not use the property for any purpose other than as a residence for the residents listed in notation (M).

Article 5 (Rent, etc.)

  1.
  The rent, maintenance fees, and other fees (hereafter referred to as "the rent") are as described in notations (G), (H), (I), and (J), and the method of paying the rent is as described in notation (K). Note that rent for less than one month will be calculated on a prorated daily basis.
  2.
  If a change in economic circumstances should occur—such as an increase or decrease in taxes and public dues or other charges for the land or building, or a rise in commodity prices, etc.—the lessor and the lessee may request a revision of the rent, etc.
  3.
  If the lessee fails to pay the rent, etc., by the appointed deadline without a justifiable reason, the lessee will pay to the lessor in addition to the unpaid rent, etc., a late charge at an annual percentage rate of 14% from the day after the payment deadline for the specified rent, etc., until the day the payment is made.
  4.
  The receipt of payment for the rent, etc., will be the record in the savings passbook or a receipt [of the transaction] at the time of payment as per the method in notation (K).

Article 6 (Fees)

  In addition to the rent, etc., determined in the prior article, the lessee or residents will pay the basic charges and service charges (including consumption tax) for electricity, gas, water, telephone, pay television subscription fees, etc., directly according to the invoices of each organization or management company.

Article 7 (Deposit)

  1.
  The lessee will deposit the amount described in notation (C) with the lessor as a deposit at the signing of the contract. Note that interest will not accrue on this deposit.
  2.
  At the termination of this contract, the lessor will return the deposit to the lessee when the lessee has vacated the property. Note that when the lessee has obligations remaining based on this contract, the lessor may appropriate this deposit to settle the obligations of the lessee.
  3.
  During the duration of this contract, the lessee may not apply the deposit to settle the rent or other obligations of the lessee based on this contract.

  4.
  The lessee will not transfer his claim to the deposit to a third party or provide it as collateral for any debt.
  5.
  In the event of a rent increase, the lessee must immediately pay the deficit amount of deposit until it is equivalent to three months of the new rent.

Article 8 (Lessee's duty of care, prohibition of modification of the original state)

  1.
  The lessee and residents must use the property and its common use areas in accordance with their duty of good care as custodians.
  2.
  The lessee and residents must not handle dangerous fire or combustibles inside or outside of the property and its common use areas or engage in any dangerous act using such.
  3.
  The lessee and residents must not effect any repair, reconstruction, remodeling, rearrangement, or any other modification of the property or its common use areas whatsoever without the written consent of the lessor.

Article 9 (Repairs)

  1.
  If the need should arise for repairs to maintain the property or its furnishings, the lessee must immediately notify the lessor to this effect.
  2.
  The lessor must repair the property and fixtures and fittings unless [the need for] such repair is based on the negligence or mishandling by the lessee or residents. Note that the lessee will bear small repair expenses for extremely slight wear and tear due to daily use, such as those for the replacement of light bulbs, faucet washers, etc.

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Article 11 (Prohibitions)

  The lessee and the residents must not effect any of the actions listed below.

  1)
  Transfer the right to rent the property or a portion thereof (including furnishing it as collateral) to a third party without the prior written consent of the lessor, or sublet the property (including joint use, loan for use, and all actions pursuant to these).
  2)
  Allow a third party other than the residents of the property to inhabit it without the prior written consent of the lessor, or allow the display of a person's name who does not reside there.
  3)
  Act in a way that endangers or disturbs the other residents of the property, or act in any other way that impairs the maintenance of the property.
  4)
  Copy the keys to the property without the prior consent of the lessor, or install a locking device inside or outside of the property that operates with a key that the lessor does not possess.
  5)
  Act in a way that violates the rules and regulations, etc., for using the property, or act in a way that violates the rules and regulations, etc., for using the parking area.
  6)
  Act in any other way that violates the terms and conditions specified in any article of this contract.

Article 12 (Duty of notification)

  1.
  The lessee may only modify the [list of] residents defined in notation (M) by notifying the lessor beforehand in writing and obtaining the permission of the lessor.
  2.
  The lessee will notify the lessor beforehand in writing if the lessee or the residents are to remain absent from the property for a long period of time.

Article 13 (Termination of the agreement by the lessee)

  1.
  The lessee may terminate this contract by notifying the lessor in writing at least two months in advance. Note that the lessee may immediately terminate this contract by paying to the lessor a sum equal to two months rent in lieu of prior notification.
  2.
  The lessee's proposal to terminate the agreement cannot be withdrawn or cancelled without the written consent of the lessor.

Article 14 (Termination of the agreement by the lessor)

  The lessor may immediately terminate this contract with the lessee for any reason corresponding to the items below.

  1)
  The lessee has not paid the rent, etc., by the appointed date, and the lessee fails to pay the rent even after having received the formal demand of the lessor.
  2)
  The lessee or a resident acts in a way that damages the trust of the lessor.
  3)
  The lessee or a resident goes through corporate reorganization, liquidation, bankruptcy, civil rehabilitation, or becomes an adult ward of the state; is arrested by the police or is prosecuted for criminal charges; or if the lessee dies or if the lessee corporation is dissolved.
  4)
  The lessee or a resident violates the stipulations of any articles of this contract or any contract or memorandum signed in connection with this contract.
  5)
  A declaration in the application for this contract or in this contract is not based on fact.
  6)
  The lessee or a resident violates any of the stipulations of Article 11.

Article 15 (Vacating the property)

  1.
  When this contract ends due to the completion of the contract period, termination, extinction, or for any other reason, the lessee and the residents will at their own responsibility remove themselves without delay and restore the property to its original state through repair and cleaning except for naturally occurring wear and tear. Note that the repair and cleaning for restoration will be conducted by a person indicated by the lessor, and the lessee will bear the expense.

  2.
  Upon the vacating of the property, the lessee will not invoice the lessor for moving expenses or anything else. In addition, the lessee understands that he will not invoice the lessor for fixtures, furnishings, or any other fittings whatsoever, even if they were installed with the consent of the lessor.
  3.
  The lessee or any resident will be regarded as having relinquished any claim to ownership of possessions that have been left behind in spite of the termination of the contract. In this event, the lessor may dispose of said possessions and invoice the lessee for the various expenses required for such disposal. Note that the lessor may deduct money from the deposit to apply toward these expenses should the lessee fail to pay them.
  4.
  If the lessee or any resident should fail to vacate the property at the end of this contract, regardless of the reason for this, the lessee must pay to the lessor a total amount equivalent to double the rent incurred from the day following the end of the contract until the day the property is vacated as a penalty for breach of contract. Note that the rent amount to be used as the standard for calculation at that time will be that of the last month of the contract.
  5.
  The stipulations of the prior items do not release [the lessee] from the responsibility of compensation for damages suffered by the lessor resulting from the failure of the lessee or any resident to vacate the property.

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Article 17 (Entry into the property for inspection)

  1.
  The lessor, his employee, or a person indicated by the lessor may enter the property at any time upon receiving prior permission from the lessee or residents in order to inspect or repair the fittings or furnishings owned by the lessor, to clean, or for any other purpose required for the management of the property. Note that prior permission is not required in the event of a fire, a water leak, theft, a crime, or any other emergency.
  2.
  When the lessee has given notification of his termination of the contract, the lessor or a person indicated by the lessor may enter the property to show it to the next lessee upon obtaining permission from the lessee beforehand.

Article 18 (Termination of the contract)

  1.
  This contract will terminate in the event that the property suffers severe damage or ruin and becomes uninhabitable due to fire, earthquake, or any other force majeure. In such an event, the lessor will immediately return the unused portion of prepaid rent and deposit to the lessee.
  2.
  In the event of the prior occurrence, the lessor will bear no responsibility whatsoever to indemnify the lessee.

Article 19 (Taxes and insurance)

  1.
  The lessor will pay the public taxes and dues and fire insurance related to the property.
  2.
  During the duration of the contract, the lessee will maintain comprehensive residence insurance to indemnify any damages caused to the lessor or a third party through the negligence of the lessee. Note that the lessee may have the residents maintain the above comprehensive residence insurance in lieu of the lessee.

Article 20 (Joint guarantor)

  1.
  The joint guarantor will in conjunction with the lessee bear responsibility for and discharge the obligations of the lessee resulting from this contract.
  2.
  The obligations of the joint guarantor as described in the previous item will continue to exist should the contract be renewed according to Article 3.
  3.
  In the event that the lessee and joint guarantor fall into any of the following categories, the lessee gives prior consent to assign to the joint guarantor the right to accept the intent of the lessor to terminate the contract as well as the vacating [of the premises] that accompanies the termination and all rights related to such. If the joint guarantor should exercise these rights, the lessee cannot state his disagreement or invoice the joint guarantor, the lessor, or any related party for indemnification of damages, or make any other claim.
  1)
  When the lessor determines that the lessee has breached the relationship of trust by an action such as failing to pay the rent, etc., for three months or more.
  2)
  When two months have elapsed with the lessee's whereabouts unknown and he has not notified the lessor.
  3)
  When, due to the lessee's death, bankruptcy, or any other reason, the contract has fallen into a state where its fulfillment is extremely difficult.
  4.
  The lessee will not be able to terminate the assignment described in the previous item as long as this contract remains in effect.
  5.
  If there should be a change in the representative of the lessee, then the lessor may demand that the new representative himself become a joint guarantor in addition to the joint guarantor.
  6.
  In the event of an attachment, provisional attachment, provisional disposition, or bankruptcy of the joint guarantor; his prosecution by the police; or any reason that he should be considered inappropriate as a joint guarantor; or should any other reason arise that it be considered necessary to change the joint guarantor, the lessor may demand that the lessee establish a new and appropriate joint guarantor.

  7.
  In the event of the circumstances described in the two prior items, the lessee must immediately notify the lessor in writing and establish the joint guarantor demanded by the lessor.
  8.
  The new joint guarantor established in accordance with the prior item will accept the assignment of the rights described in Item 3.

Article 21 (Exclusion of criminal organizations)

  The lessee acknowledges in advance that should the lessee or any resident correspond to any of the following items, then the lessor may terminate the contract with no notice given, and the lessee must vacate the property immediately. In this case, the lessor may take measures such as stopping the supply of electricity and water, changing the locks on the property, and prohibiting the use of the property without the prior consent of the lessee.

  1)
  If it is revealed that the lessee is a corporate body related to a crime syndicate or any other criminal organization.
  2)
  If it is revealed that the representative of the lessee or anyone substantially holding administrative rights is a member of a crime syndicate or any other criminal organization or is an associate member of the same, etc.
  3)
  If any nameplate, sign, crest, lantern, etc., is displayed on the property that can be perceived as being that of a crime syndicate or any other criminal organization
  4)
  If a member of a crime syndicate or any other criminal organization or an associate member of the same is allowed to inhabit the property.
  5)
  If a member of a crime syndicate or any other criminal organization or an associate member of the same is allowed to frequent the property repeatedly.
  6)
  If on or around the property an officer, employee or any party otherwise related to the lessee commits any crime such as inflicting violence, inflicting injury, making threats, extortion, property damage, illegal confinement, assembling with offensive weapons, gambling, prostitution, possession of controlled substances, or illegal possession of firearms.
  7)
  If on or around the property an officer, employee or any party otherwise related to the lessee makes another resident, caretaker, visitor, or neighbor of the property feel endangered, annoyed, or troubled by means of a rough attitude or speech that suggests the power of a crime syndicate or any other criminal organization.

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Article 23 (Jurisdiction of the agreement)

  The persons concerned agree that any dispute relating to this contract will have the Tokyo District Court as the primary jurisdiction.

(Special items)

  1.
  Upon the renewal of this contract, the lessee will pay to the lessor a sum equal to one month of the new rent (plus consumption tax) as a renewal fee.
  2.
  With regard to restoring the property to its original state as established in Article 15, Item 1, the lessor and the lessee will follow the "Procedures for Restoring [the Property] to its Original State," attached separately.
  3.
  It will be acknowledged in advance that the property will be leased by Unimat Fudôsan KK [Unimat Real Estate Company] from the owner of the property, The Chuo Mitsui Trust and Banking Company, Limited, and sublet to the tenant.
  4.
  Regardless of Article 4 (Purpose of Use), the lessor recognizes that the lessee will use the property as an office.

Remainder blank

[handwritten:] March 24, 2004

Lessor	Address:	Postal code
2-12-14 Minami Aoyama, Minato-ku, Tôkyô-to
	Name:		Unimat Fudôsan KK [Unimat Real Estate Company]
Representative Director Yôji TAKAHASHI
	TEL:		[seal:] [illegible] Unimat Fudôsan KK
	Person in charge:		TEL 03 (5770) 2006
Lessee	Address:	Postal code
[handwritten:]
4-1-17 Toranomon, Minato-ku, Tôkyô-to
	Name:		JAMDAT Mobile Japan Inc
Representative Director Toshirô IWATA
	TEL:		[seal:] [illegible] JAMDAT Mobile Japan Inc.
Person in charge:
[handwritten:]
Joint guarantor	Address:	Postal code	104-0054
1-13-6-3511 Kachidoki, Chûô-ku-ku, Tôkyô-to
	Name:		Toshirô IWATA [seal:] IWATA
TEL:
Person in charge:
Witness	Land, Infrastructure, and Transport Ministerial License (4) No. 4372
1-15-4 Jinnan, Shibuya-ku, Tôkyô-to
Jinnan Plaza Building, Third Floor
Ken Corporation Ltd.[seal:] [illegible] Ken Corporation Ltd.
Shibuya Branch Branch Manager Riki AMAGAI
Transaction Supervisor: Ryôsuke MISOKA [seal:] MISOKA
Registration number: Tokyo No. 174008
Person in charge: Ryôsuke MISOKA
Contract reception number: 20040322001

        The restoration of the property to its original state as stated in Article 15, Item 1 of the Property Rental Contract (hereinafter referred to as the "original contract") will in principle be carried out based on the following.

(1.
Procedure to restore the property to its original state)
(1)
At the time the property (hereafter referred to as "the rental") is vacated, the lessor or a person indicated by the lessor will inspect and confirm the interior of the rental in the presence of the lessee, after which the extent of the restoration and the items to be restored will be decided upon at a later date.
(2)
The work to restore the property to its original state will be performed by the lessor or an agent specified by the lessor.

(2.
Expenses that without exception must be born by the lessee for the restoration of the property to its original state, etc.)

        The work to restore the property to its original state described below will be conducted after the vacancy of the rental and performed by the lessor, and the expenses will be born by the lessee, regardless of how it has been used or how it has been cleaned by the lessee or the residents.

  (1)
  Cleaning of the interior of the rental (including the carpet, walls, ceiling, fittings, and furnishings).
  (2)
  The changing of the lock cylinder and keys if any keys that were furnished at the signing of the contract have been lost.

(3.
The extent of property restoration to be born by the lessee according to the state of the rental and examples of such)

        The lessee will bear [responsibility for] repairs in the rental in instances such as the following.

  (1)
  If the lessee or any resident has damaged or defaced the rental willfully, through negligence, or due to administrative oversight.

  (Examples)

    •
    If there are burns from cigarettes, etc., on the carpets, cushion floors, flooring, or tatami mats.
    •
    If there are stains from foods or beverages, etc., on the carpets, cushion floors, flooring, or tatami mats.
    •
    If mold has formed on any cloth that was left exposed to condensation or has resulted from insufficient ventilation of the rooms.
    •
    If mold has stained the carpet or any cloth or if paint has peeled off of the window sashes as a result of leaving the window sashes exposed to condensation.
    •
    If there are marks left from nails or hooks, etc., on the walls or fittings.
    •
    If there is any graffiti on the walls or sliding doors.
    •
    If any of the sliding screens or sliding doors have been damaged.
    •
    If fittings or wooden frames, etc., have been marked up from objects, etc., bumping into them, or if the paint has peeled.
  (2)
  If the lessee or any resident has damaged or defaced the rental's accompanying furnishings or appliances, or has lost a portion or all of them, willfully, through negligence, or due to administrative oversight.

  (Examples)

    •
    Breaking an air conditioner, washing machine, or dryer, etc., by blocking the filter.
    •
    Damage to or loss of burner caps, grill handles, the water pan coupling, the air conditioner remote control and the sleeve cap, toilet paper holder, etc.
    •
    The detachment or loss of ceiling panels due to the assembly of lighting fixtures.
    •
    Marks left from attaching telephone cords, etc., to the walls.
    •
    Damage to or loss of the medicine cabinet or closet shelves, etc.
    •
    Damage to or loss of covers to electrical outlets, phones, television outlets, etc.
    •
    Damage to window screens.
  (3)
  If modifications to the original state of the property have occurred due to the lessee or resident installing furnishings or appliances in the rental with the consent of the lessor

    (Modifications to the original state of the property without the consent of the lessor are prohibited by Article 8, Item 3 of the original contract).

  (Examples)

    •
    Marks left from the installation or removal of picture rails.
    •
    Marks left from the installation or removal of a toilet washlet.
    •
    Marks left from the installation, extension, or removal of telephone lines.
    •
    Marks left from the installation, extension, or removal of electrical equipment.
    •
    Marks left from the installation, expansion, or removal of air conditioning devices.
  (4)
  In addition to the items listed above, anything that the lessor considers to be particularly necessary upon consideration of the condition of the rental's use.

(4.
Standard for the extend of repairs to restore the property to its original state)

        The following will be carried out for the restoration of the property to its original state, and the lessee will bear the expense.

Item	Class of repair	Examples of damage and details of repair	Repair standard (unit)
Floor	1. Carpet, tatami mats 2. Cushion floors	Replacement due to marks, dirt, burns, etc.	One room
	3. Flooring	Replacement and repair due to marks, dirt, burns, etc.	As a rule, partial replacement or repair (a unit of one room in the event of mutilation or multiple damaged areas)
	4. Tile, stone	Replacement due to marks, dirt, etc.	One room (partial replacement possible according to the condition and materials)
Ceiling / walls	5. Fabric	Replacement due to marks, dirt, tobacco stains, etc.	One room (replacement of a single sheet possible according to the condition and materials)
	6. Straight-grained cedar boards		One room (partial replacement possible according to the condition and materials)
	7. Tiles		One room (partial replacement possible according to the condition and materials)
Fittings	8. Window screens	Replacement due to damage, dirt, etc.	One screen
	9. Metal / wooden fittings Windows and frames	Replacement due to damage, dirt, breakage, etc. Repaint	As a rule, the smallest unit set necessary to match the pattern and colors (partial replacement, repainting possible according to the condition and materials)
	10. Sliding screens, sliding doors	Replace	One room (partial replacement possible according to the condition and materials)
Furnishing / fixtures	As a rule, the damaged section will be repaired or replaced, but it will be necessary to use a similar item or special order item when the materials are no longer manufactured or it is very difficult to obtain the same item. In such cases, it may be necessary to perform incidental construction as well.

Special exceptions: Regarding repairs for 1, 2, 4, 5, 6, 7, and 10, the unit of repair will be one room as a rule due to their nature, but the lessor may receive from the lessee the restoration expenses corresponding to a partial repair if the lessor determines that the damage or defacement is partial and slight, and only repair that section.

(5.
Method of calculating the expenses for restoration born by the lessee)

        If there is damage or defacement of walls, ceiling cloth, floor carpets, cushion floors, etc., and replacement is necessary, then a rate determined by the following formula will be born by the lessee. Note that even when a portion of the surface is defaced, damaged, etc., the unit of replacement is one room as a rule due to the nature of the items. However, the expenses born by the lessee may be increased or decreased depending on the degree of the defacement or damage.

(FORMULA)

(1)
The amount of the restoration expenses (materials, construction expense) will be based on the estimate at the time of departure.

(2)
The restoration expenses listed above are born at the following rates. Please refer to the graph as well.
(1)
If the time elapsed since the last replacement
is 72 months or less: the portion born by the lessor = the restoration expenses × (the period elapsed (the number of months) × 1.25%)
(2)
If the time elapsed since the last replacement
is more than 72 months: the portion born by the lessor = 90% of the restoration expenses (across the board).

  Regardless of the above, the portion born by the lessee = the restoration expenses-the portion born by the lessor as listed above.

* The ratio of the lessee's share [text cut off] lowest share ratio [text cut off]

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